UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Semiannual report
1|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued.

Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2013.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1.00% may apply to redemptions or exchanges within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Tax-Free High Yield Fund

Interview with your fund’s portfolio manager

Putnam Tax-Free High Yield Fund posted gains during the first half of its fiscal year. How would you describe the investment environment?

Over the past six months, municipal bonds continued to post gains despite some heightened uncertainty for investors as 2012 came to a close. Investor and media attention centered on the fiscal cliff looming at the end of 2012. As part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect in January 2013 — a situation that many investors and analysts assumed would be avoided via last-minute legislation. While that turned out to be the case, uncertainty surrounding the nature of the agreement Congress would ultimately reach to avert the across-the-board tax hikes and draconian spending cuts contributed to a municipal bond sell-off in December. Many investors worried that changes to the tax treatment of municipal bonds could be in the works, and while their tax status remains unchanged to date, there is still much to be addressed on the spending side of the equation as it relates to the fiscal cliff.

These headlines, along with an increase in Treasury rates, caused the volatility and negative performance during the month of December. The municipal market reversed this trend and kicked off 2013 on a stronger note, posting positive returns for the month of January. Throughout the past six months,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Tax-Free High Yield Fund	5

technical factors continued to serve as a tailwind for investors, as strong market demand generally outpaced supply.

Against this backdrop, tax-exempt bonds posted gains and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, the fund outperformed its benchmark index, although it did trail the average return of its Lipper peer group.

How did the recent tax policy changes affect the municipal bond market?

On January 1, 2013, Congress passed a bill that brought temporary clarity to the tax landscape and delayed the automatic spending cuts for two months. The top federal income tax rates for most individuals earning more than $400,000 and couples earning more than $450,000 will rise to 39.6% for tax year 2013. In addition, taxpayers with incomes above those thresholds are subject to a 20% tax rate on long-term capital gains and qualified dividends, up from 15%. Once the new Medicare net investment income surtax is factored in, the effective tax rate can be as high as 23.8%. The legislation also phases out certain itemized deductions and personal exemptions for most individuals and couples with incomes above $250,000 and $300,000, respectively, but these provisions do not limit the exemption for municipal bond interest.

The key takeaways are that higher income earners will face higher tax burdens in 2013, and while broader tax reform is still a possibility, for the near term tax rates are now a known entity. It’s hard to predict whether changes to the tax-exempt status of municipal bonds will reenter negotiations over the coming months, but the current tax changes now in effect will likely make

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax-Free High Yield Fund

municipal bonds’ tax-free income attractive as part of a well-diversified portfolio.

How are states’ finances faring today?

We generally have seen improvements across the board. For fiscal year 2013, 48 states are projecting increased tax revenues versus those of 2012, according to the National Conference of State Legislatures. While this is an encouraging trend, challenges continue to exist at the local level. Many states have lowered expenses by reducing their financial support to cities and counties, and should the economy begin to decelerate in the first half of 2013, we believe that would almost certainly negatively affect municipal finances.

With this in mind, we maintain a cautious view on the outlook for local general obligation bonds [G.O.s] overall, and remain underweight. To offer shareholders some perspective, G.O. bonds represent approximately one third of the municipal bond market, while revenue bonds make up the other two thirds.

What has the default picture looked like in the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.6 trillion municipal bond market. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, this past summer, three California cities gained national attention after filing for bankruptcy protection — moves

Credit qualities are shown as a percentage of portfolio market value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Tax-Free High Yield Fund	7

that captured headlines, but had a limited effect on the municipal bond market.

How did you position the portfolio during the reporting period?

We sought to benefit from improving fundamentals and still attractive spreads in the municipal bond market. To this end, we maintained our overweight positions in BBB-rated revenue bonds. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Our overweight to essential-service revenue bonds was offset by the fund’s underweight positioning in local G.O.s, which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in some markets, property taxes have been slower to recover than other tax sources. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of hospitals and continuing-care retirement communities.

Overall, this credit positioning generally helped the fund’s relative performance during its reporting period. On the other hand, our shorter duration positioning was an overall detractor from performance relative to our Lipper peers, as interest rates in the municipal bond market fell for much of the past six months. Also, an underweight position in non-rated municipal bonds hampered relative performance for the fund.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings may vary over time.

8	Tax-Free High Yield Fund

What is your outlook?

We have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads — the difference in yield between municipal bonds of various credit ratings — are much narrower than they were at their peak, they remain attractive, in our opinion. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. While investors now have more near-term certainty on tax rates for 2013, there is still much to be resolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could impact the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

Tax-Free High Yield Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average (life of fund)	6.45%	6.29%	6.00%	6.00%	5.61%	5.61%	6.21%	6.08%	6.17%

10 years	73.16	66.12	62.49	62.49	60.35	60.35	68.36	62.72	70.14
Annual average	5.64	5.21	4.97	4.97	4.84	4.84	5.35	4.99	5.46

5 years	33.56	28.25	29.47	27.47	28.63	28.63	31.80	27.49	35.43
Annual average	5.96	5.10	5.30	4.97	5.16	5.16	5.68	4.98	6.25

3 years	30.95	25.65	28.48	25.48	27.93	27.93	29.90	25.75	31.91
Annual average	9.40	7.91	8.71	7.86	8.56	8.56	9.11	7.94	9.67

1 year	10.15	5.69	9.43	4.43	9.27	8.27	9.83	6.27	10.35

6 months	3.67	–0.48	3.36	–1.64	3.17	2.17	3.52	0.13	3.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges within the time period specified in the fund’s prospectus.

Class B share performance does not assume conversion to class A shares.

10	Tax-Free High Yield Fund

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.280201		$0.240496	$0.230761	$0.263147		$0.295330

Capital gains [2]	—		—	—	—		—

Total	$0.280201		$0.240496	$0.230761	$0.263147		$0.295330

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/12	$12.66	$13.19	$12.68	$12.69	$12.66	$13.09	$12.70

1/31/13	12.84	13.38	12.86	12.86	12.84	13.27	12.87

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.07%	3.91%	3.45%	3.30%	3.81%	3.69%	4.30%

Taxable equivalent [4]	7.19	6.91	6.10	5.83	6.73	6.52	7.60

Current 30-day SEC yield
(with expense limitation) [5]	N/A	3.27	2.80	2.65	N/A	3.04	3.65

Taxable equivalent [4]	N/A	5.78	4.95	4.68	N/A	5.37	6.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund	11

Comparative index returns For periods ended 1/31/13

		Lipper High Yield
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.09%	6.48%

10 years	65.59	63.03
Annual average	5.17	4.99

5 years	32.15	26.95
Annual average	5.73	4.85

3 years	20.89	29.72
Annual average	6.53	9.05

1 year	4.80	11.22

6 months	1.82	4.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/13, there were 120, 119, 108, 90, 66, and 5 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average (life of fund)	6.43%	6.27%	5.98%	5.98%	5.59%	5.59%	6.19%	6.06%	6.16%

10 years	71.37	64.46	60.85	60.85	58.69	58.69	66.60	61.05	68.42
Annual average	5.53	5.10	4.87	4.87	4.73	4.73	5.24	4.88	5.35

5 years	34.15	28.80	30.00	28.00	29.23	29.23	32.39	28.01	36.08
Annual average	6.05	5.19	5.39	5.06	5.26	5.26	5.77	5.06	6.36

3 years	31.46	26.21	28.97	25.97	28.60	28.60	30.38	26.14	32.56
Annual average	9.55	8.07	8.85	8.00	8.75	8.75	9.25	8.05	9.85

1 year	13.03	8.53	12.29	7.29	12.22	11.22	12.71	9.02	13.33

6 months	4.70	0.51	4.37	–0.63	4.37	3.37	4.58	1.14	4.90

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Tax-Free High Yield Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/12	0.82%	1.43%	1.58%	1.08%	0.58%

Annualized expense ratio for the six-month
period ended 1/31/13	0.80%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.11	$7.28	$8.04	$5.49	$2.93

Ending value (after expenses)	$1,036.70	$1,033.60	$1,031.70	$1,035.20	$1,037.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.08	$7.22	$7.98	$5.45	$2.91

Ending value (after expenses)	$1,021.17	$1,018.05	$1,017.29	$1,019.81	$1,022.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Tax-Free High Yield Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Tax-Free High Yield Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund	17

The fund’s portfolio 1/31/13 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are floating-
Cmnwlth. of PR Gtd. Commonwealth of Puerto	rate securities with long-term maturities, that carry
Rico Guaranteed	coupons that reset every one or seven days. The rate
COP Certificates of Participation	shown is the current interest rate at the close of the
FRB Floating Rate Bonds: the rate shown is the current	reporting period.
interest rate at the close of the reporting period

MUNICIPAL BONDS AND NOTES (97.9%)*	Rating**	Principal amount	Value

Alabama (0.9%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$4,800,000	$5,262,960

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,421,680
5.8s, 5/1/34	BBB	1,750,000	1,973,107

			10,657,747
Arizona (4.1%)
Apache Cnty., Indl. Dev. Auth. Poll. Control
Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A,
4 1/2s, 3/1/30	Baa3	3,000,000	3,127,020

AZ State Sports & Tourism Auth. Rev. Bonds
(Multipurpose Stadium Fac.), Ser. A, 5s, 7/1/31	A1	5,000,000	5,626,350

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	5,575,000	5,783,225
7 1/4s, 12/1/19	BB–/P	500,000	518,800

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB+/P	2,735,000	2,782,971
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB+/P	1,295,000	1,394,805
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BBB+/P	790,000	902,338

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	4,000,000	4,262,880

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth. Network), 5s, 12/1/42	BBB+	1,100,000	1,142,855

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,696,495

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies Project), 6.3s, 7/1/42	BBB/F	430,000	464,589
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	2,000,000	2,047,260

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(Career Success Schools), 7 1/8s, 1/1/45	BB+	500,000	528,205

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), Ser. A, 6 3/8s, 9/1/29	Baa3	2,500,000	2,506,650

18	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	$1,395,000	$1,394,887
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,443,140

Salt Verde, Fin. Corp. Gas Rev. Bonds
5s, 12/1/37	A–	1,430,000	1,638,922
5s, 12/1/32	A–	1,500,000	1,739,850

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6s, 12/1/32	BB–/P	1,350,000	1,474,430

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,600,000	1,594,096

			48,129,628
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	2,000,000	2,208,960

			2,208,960
California (15.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB	1,295,000	1,524,811
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB	1,000,000	1,067,200

CA Rev. Bonds (Catholic Hlth. Care West),
Ser. A, 6s, 7/1/39	A	5,000,000	5,817,450

CA Edl. Fac. Auth. Rev. Bonds
(Pacific U.), Ser. A, 5s, 11/1/42	A2	785,000	866,114
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	1,500,000	1,550,714

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Stanford
Hosp. Clinics), Ser. A, 5s, 8/15/42	Aa3	3,000,000	3,432,480

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	7,330,120
5 1/4s, 2/1/37	Baa2	3,205,000	3,385,216

CA Muni. Fin. Auth. Rev. Bonds (Emerson
College), 6s, 1/1/42	Baa1	3,330,000	3,998,831

CA Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5s, 11/21/45	Baa3	6,000,000	6,251,100

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	2,000,000	2,129,840

CA State G.O. Bonds
5 1/4s, 4/1/35	A1	7,000,000	8,246,350
5s, 9/1/30	A1	7,500,000	8,793,224

CA State Muni. Fin. Auth. Charter School Rev.
Bonds (Partnerships Uplift Cmnty.), Ser. A
5 1/4s, 8/1/42	BB+	850,000	873,001
5s, 8/1/32	BB+	665,000	674,024

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	3,725,000	4,604,583
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,410,840
(States Prisons — LA), Ser. C, 5 3/4s, 10/1/31	A2	1,000,000	1,203,990
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,750,000	1,902,653
(Judicial Council Projects), Ser. D, 5s, 12/1/31	A2	1,000,000	1,135,710
(Capital Projects), Ser. A, 5s, 4/1/30	A2	5,000,000	5,722,000

Tax-Free High Yield Fund	19

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West),
6 1/4s, 10/1/39	BBB	$2,500,000	$2,839,750
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/42	BB/P	1,750,000	1,897,945
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,613,440
(Terraces at San Joaquin Gardens), Ser. A,
5 5/8s, 10/1/32	BB/P	1,105,000	1,178,228
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,500,000	1,657,380
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	1,006,960

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB	2,025,000	2,059,344
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	3,300,000	3,469,059

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,780,000	1,782,350
5s, 9/2/30	BB+/P	1,695,000	1,704,221

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (No. 07-I Otay Ranch Village Eleven)
5.8s, 9/1/28	BB+/P	1,775,000	1,804,998
5.1s, 9/1/26	BB+/P	335,000	342,109

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,549,935
(CA Toll Road), 5 3/4s, 1/15/40	Baa3	3,200,000	3,202,880
zero %, 1/15/38	Baa3	9,000,000	2,015,550
zero %, 1/15/37	Baa3	5,000,000	1,188,950
zero %, 1/15/30	Baa3	6,000,000	2,192,880

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	9,000,000	8,273,880
Ser. A-1, 5s, 6/1/33	B3	5,000,000	4,707,650
Ser. A-1, 4 1/2s, 6/1/27	B	2,000,000	1,890,640

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt. Bonds, Ser. A, 4 1/2s, 9/2/26	BBB+	1,000,000	1,033,570

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds (Dist. No. 03-19)
5s, 9/2/29	BB–/P	1,650,000	1,633,434
5s, 9/2/25	BB–/P	1,255,000	1,260,547

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB/P	655,000	678,678

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 5s, 1/1/32	A	1,500,000	1,652,730

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A–	1,250,000	1,716,675
Ser. B, 6 1/2s, 11/1/39	A–	2,000,000	2,746,680

20	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

California cont.
North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	$340,000	$342,972
Ser. D, 5s, 9/1/26	BBB–/P	1,070,000	1,091,678

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	1,500,000	1,643,925

Oakley, Pub. Fin. Auth. Special Assmt.
Bonds, 5s, 9/2/31	BBB–	1,645,000	1,707,066

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	2,875,000	2,892,308

Poway, Unified School Dist. G.O. Bonds,
zero %, 8/1/40	Aa2	7,000,000	1,855,000

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	1,000,000	1,011,340

Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	680,000	682,842
Ser. 97-01, 5.1s, 9/1/35	BB+/P	2,895,000	2,902,672
Ser. 97-01, 5s, 9/1/29	BB+/P	1,355,000	1,360,434

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	2,969,700

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. B, 5s, 7/1/43	A1	2,500,000	2,810,675

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa2	5,000,000	995,550
(Election of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	1,344,650

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, Ser. A, 5s, 5/1/30	A1	400,000	445,324

San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax Bonds (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB+/P	1,000,000	1,013,260

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BB+/P	8,000,000	1,354,640

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	545,745

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5s, 9/1/29 (Prerefunded 9/1/21)	BBB+	990,000	1,056,776
5s, 9/1/28 (Prerefunded 9/1/21)	BBB+	990,000	1,058,993

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AA–	2,400,000	700,872

Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural
Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,750,155

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,785,103

Turlock, Irrigation Dist. Rev. Bonds,
5 1/2s, 1/1/41	A2	5,000,000	5,652,050

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	750,000	818,295

			176,812,739

Tax-Free High Yield Fund	21

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Colorado (3.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34
(Prerefunded 1/1/14)	AA+	$750,000	$815,348
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	925,498
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	800,000	891,512
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	4,810,000	5,179,408
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	2,850,000	3,058,392
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,025,000	3,147,997
(Christian Living Cmntys.), 5 1/4s, 1/1/37	BB–/P	750,000	801,083
(Valley View Assn.), 5 1/8s, 5/15/37	BBB+	1,000,000	1,038,190
(Christian Living Cmntys.), 5 1/8s, 1/1/30	BB–/P	1,415,000	1,525,526
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	2,100,000	2,258,466
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	5,250,000	5,770,695
(Covenant Retirement Cmntys.), Ser. A,
5s, 12/1/27	BBB–	400,000	436,280

CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	Baa2	1,000,000	242,530
Ser. A, NATL, zero %, 9/1/28	Baa2	5,000,000	2,589,600

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
5s, 11/15/28	A1	700,000	794,339

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	Baa2	12,000,000	4,377,240

Plaza, Tax Allocation Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	3,850,000	3,991,950

Travis Cnty., Cultural Ed. Facs. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A
5 1/4s, 8/15/42	BB+	450,000	451,832
5s, 8/15/27	BB+	500,000	498,460

			38,794,346
Connecticut (0.3%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	3,038,924

			3,038,924
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,921,918
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	6,200,000	6,812,808

			8,734,726
District of Columbia (1.8%)
DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	A3	7,000,000	8,483,860

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B/F	34,730,000	3,217,040

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/41	A+	2,000,000	2,267,900

22	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.
Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	$995,000	$221,895
zero %, 10/1/39	Baa1	10,000,000	2,354,500
zero %, 10/1/38	Baa1	20,000,000	4,971,600

			21,516,795
Florida (5.0%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2
5s, 10/1/37	A1	1,750,000	1,937,705
5s, 10/1/31	A1	175,000	197,566

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,505,415

Fishhawk, Cmnty. Dev. Dist. II Special Assmt.
Bonds, Ser. B, 7.04s, 11/1/14	B/P	40,000	40,463

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	B/P	2,280,000	2,083,760

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	635,000	699,262

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	5,250,000	5,251,208

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	1,400,000	1,513,092

Lakeland, Edl. Facs. Rev. Bonds (FL Southern
College), Ser. A, 5s, 9/1/37	BBB+	600,000	652,788

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,905,795

Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB	4,925,000	4,942,188
(Shell Pt./Alliance), 5s, 11/15/32	BB	3,210,000	3,220,721

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	1,000,000	1,137,150
Ser. B, 5s, 10/1/41	A2	4,500,000	4,991,130

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,583,100

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	B+/P	2,020,000	1,863,107

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/24	A–/F	2,760,000	3,130,364

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	7,000,000	7,824,390

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	2,505,000	1,672,839

Pinellas Cnty., Edl. Fac. Auth. Rev.
Bonds (Barry U.)
5 1/4s, 10/1/30	BBB	1,210,000	1,321,986
5s, 10/1/27	BBB	1,750,000	1,916,845

Tax-Free High Yield Fund	23

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB+/F	$1,950,000	$2,076,360

South Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B-1, 5 1/8s, 11/1/13 (In default) †	D/P	2,035,000	691,900

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	3,060,000	3,061,897

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6s, 5/1/36	B/P	1,830,000	1,522,908

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	B+/P	845,000	853,137

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	910,000	1,075,629

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	850,000	913,708

			59,586,413
Georgia (2.3%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	6,142,050

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. B, 9s, 6/1/35	B–	4,000,000	4,480,520

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,837,656

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	1,990,000	2,294,311
Ser. A, 5s, 10/1/32	Baa2	1,100,000	1,228,337

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,402,368

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	1,255,000	1,495,696

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	4,150,000	4,483,162

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	2,375,000	2,432,024

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy
Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	1,400,000	1,464,764

			27,260,888
Guam (0.2%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,100,120

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	551,190

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/34	BBB	700,000	759,080

			2,410,390
Hawaii (0.9%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,619,217
(Hawaiian Elec. Co. — Subsidary),
6 1/2s, 7/1/39	Baa1	7,000,000	8,164,870
(Kahala Nui), 5 1/8s, 11/15/32	BB–/F	1,050,000	1,152,774

			10,936,861

24	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Illinois (4.4%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	$5,465,000	$5,596,761

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	5,000,000	5,861,300
(Gen. Sr. Lien), Ser. B, 5s, 1/1/27	A2	3,000,000	3,351,390

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	900,000	901,836

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,431,420
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,665,441
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,250,000	6,313,965
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,719,548
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	1,300,000	1,399,944
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	4,000,000	4,566,480
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	1,550,000	1,468,656
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	2,000,000	2,238,740

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt.,
Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	5,340,587

IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	487,744	370,417

IL State G.O. Bonds, 5s, 3/1/34	A2	1,250,000	1,379,300

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. B, AGM,
zero %, 6/15/43	AAA	7,000,000	1,567,510

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,618,270

			51,791,565
Indiana (1.3%)
IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	2,000,000	2,108,680
(OH Valley Elec. Corp.), Ser. A, 5s, 6/1/32	Baa3	1,750,000	1,896,300
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A2	4,660,000	5,040,629

IN State Fin. Auth. VRDN
Ser. A-3, 0.13s, 2/1/37	VMIG1	1,500,000	1,500,000
Ser. A-2, 0.12s, 2/1/37	VMIG1	2,500,000	2,500,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B
5s, 2/1/34	BBB+	1,170,000	1,276,061
5s, 2/1/28	BBB+	1,000,000	1,115,640

			15,437,310
Iowa (1.3%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A
5 1/2s, 7/1/25	BB+	3,185,000	3,424,799
5s, 7/1/20	BB+	1,700,000	1,818,915

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	B+/P	45,000	46,110

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	10,000,000	9,540,600

			14,830,424

Tax-Free High Yield Fund	25

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Kansas (0.4%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7 1/4s, 5/15/39	BB/P	$1,500,000	$1,703,100
5 3/8s, 5/15/27	BB/P	3,400,000	3,521,040

			5,224,140
Kentucky (0.9%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.12s, 2/1/32	VMIG1	1,190,000	1,190,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	227,000	232,600
(Masonic Home Indpt. Living II),
7 3/8s, 5/15/46	BB–/P	1,350,000	1,573,088
(Masonic Home Indpt. Living II),
7 1/4s, 5/15/41	BB–/P	900,000	1,045,134

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	1,400,000	1,427,076

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	932,087

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,240,680

			10,640,665
Louisiana (1.0%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	2,250,000	2,318,265

St. John Baptist Parish Rev. Bonds (Marathon Oil
Corp.), Ser. A, 5 1/8s, 6/1/37	Baa2	3,690,000	3,945,200

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	5,350,000	5,476,207

			11,739,672
Maine (0.8%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	3,000,000	3,874,770

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	4,999,650

			8,874,420
Maryland (1.4%)
MD Econ. Dev. Corp. Rev. Bonds (Salisbury
U.), 5s, 6/1/27	Baa3	1,050,000	1,149,803

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	2,082,347

MD State Econ. Dev. Corp. Rev. Bonds (Salisbury
U.), 5s, 6/1/30	Baa3	625,000	673,706

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	5,188,876

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB–/P	600,000	627,642

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,816,992
6s, 5/1/24	BB/P	2,000,000	2,011,620

			16,550,986

26	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Massachusetts (4.6%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39
(In default) †	D/P	$2,000,000	$954,360

MA State Dev. Fin. Agcy. Rev. Bonds
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,237,140
(Boston U.), 6s, 5/15/59	A2	1,575,000	1,948,921
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/31	B–/P	704,147	578,837
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	1,159,997	899,705
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	2,616,363	1,983,255
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	238,451	160,826
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	1,186,016	16,984
(Merrimack College), Ser. A, 5s, 7/1/32	Baa3	700,000	774,641
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	1,900,000	2,038,206
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	2,140,000	2,634,105
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,206,220
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	2,103,400

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	2,291,986

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Emerson Hosp.), Ser. E, Radian Insd.,
5s, 8/15/25	BB/P	3,500,000	3,522,225
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,423,198
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	6,035,000	6,119,309
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,846,168
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	1,020,720
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	4,061,351
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38
(In default) †	D/P	1,061,526	1,062
(Springfield College), 5 5/8s, 10/15/40	Baa1	3,500,000	3,874,220
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	2,125,000	2,423,329
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,400,000	1,649,928
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	3,050,000	3,391,234

MA State Hlth. & Edl. Fac. Auth. VRDN (Wellesley
College), Ser. G, 0.09s, 7/1/39	VMIG1	3,035,000	3,035,000

			54,196,330
Michigan (2.1%)
Advanced Tech. Academy Pub. School Rev.
Bonds, 6s, 11/1/28	BBB–	1,635,000	1,712,237

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AA+	1,498,000	1,891,959

Detroit, G.O. Bonds (Cap. Impt.),
Ser. A-1, 5s, 4/1/15	B	2,880,000	2,644,272

Detroit, Wtr. & Swr. Dept. Rev. Bonds,
Ser. A, 5s, 7/1/32	A+	3,600,000	3,862,260

Tax-Free High Yield Fund	27

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.)
7 1/2s, 7/1/39	Ba1	$700,000	$819,917
6s, 7/1/20	Ba1	1,500,000	1,516,395

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	1,205,000	1,206,832

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	4,470,000	5,006,042

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A2	4,400,000	4,995,320

Star Intl. Academy Rev. Bonds (Pub. School
Academy), 5s, 3/1/33	BBB	1,000,000	1,018,580

			24,673,814
Minnesota (1.4%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,669,928

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 1/2s, 10/1/41	B/P	1,000,000	1,008,090

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks),
6 1/8s, 10/1/39	BB/P	1,375,000	1,469,009
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,342,525

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,587,960

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6 3/8s, 9/1/31	BBB–	500,000	543,800

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	5,035,000	5,298,431

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,351,600

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	900,000	919,053

			16,190,396
Mississippi (0.7%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	1,000,000	1,088,040

St. Louis Cnty., Indl. Dev. Auth. Sr. Living Facs.
Rev. Bonds (Friendship Village of Sunset Hills
Cnty.), 5s, 9/1/32	A/F	1,120,000	1,212,019

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	6,231,222

			8,531,281
Missouri (0.8%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The))
Ser. A, 0.11s, 9/1/30	VMIG1	7,000,000	7,000,000
Ser. B, 0.11s, 9/1/30	VMIG1	2,000,000	2,000,000

			9,000,000
Montana (0.6%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	773,970

MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.12s, 12/1/25	VMIG1	5,910,000	5,910,000

			6,683,970

28	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Nebraska (0.7%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	B2	$1,500,000	$1,693,530
(NE Gas No. 3), 5s, 9/1/32	A3	3,000,000	3,358,080

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	A–/F	1,825,000	2,018,560

NE Edl. Fin. Auth. VRDN (Creighton U.),
0.12s, 7/1/35	VMIG1	1,805,000	1,805,000

			8,875,170
Nevada (1.0%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	243,018
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	980,000	1,070,591
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	294,318
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,135,000	1,018,765
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,085,000	994,891
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,285,000	1,204,328

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	775,000	779,797
(No. T-18), 5s, 9/1/14	CCC/P	2,320,000	2,215,646

Las Vegas, Local Impt. Board Special
Assmt. Bonds
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	930,000	949,279
(Dist. No. 607), 5.9s, 6/1/18	BB/P	190,000	194,606
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,410,000	1,454,034

Reno, Sales Tax VRDN, 0.12s, 6/1/42	VMIG1	1,400,000	1,400,000

			11,819,273
New Hampshire (1.3%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	6,002,100

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington
at Nashua), Ser. A, 6 7/8s, 5/1/33	BB+/P	2,400,000	2,409,936

NH Hlth. & Ed. Fac. Auth. VRDN
(U. Syst. of NH), Ser. B, 0.12s, 7/1/33	VMIG1	5,445,000	5,445,000
(Dartmouth College), Ser. A, 0.1s, 6/1/31	VMIG1	1,835,000	1,835,000

			15,692,036
New Jersey (5.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	5,691,125

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	6,960,780
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,500,000	2,880,725
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	2,000,000	2,149,440
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,664,780

NJ State Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Baa3	4,000,000	4,013,280
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	3,000,000	3,104,850
(Paterson Charter School Science & Tech.),
Ser. A, 6.1s, 7/1/44	BBB–	1,130,000	1,219,666

Tax-Free High Yield Fund	29

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	$1,750,000	$1,842,050
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,729,843
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	806,888
5s, 6/15/26	Baa1	500,000	573,160
(Continental Airlines, Inc.), 4 7/8s, 9/15/19	B	3,500,000	3,600,380

NJ State Econ. Dev. Auth. Continental Airlines, Inc.
(Paterson Charter School), Ser. C, 5.3s, 7/1/44	BBB–	2,250,000	2,310,233

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(Umm Energy Partners, LLC), Ser. A, 5s, 6/15/37	Baa3	1,000,000	1,044,020

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,699,926

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
4 3/4s, 6/1/34	B2	5,000,000	4,468,750
4 1/2s, 6/1/23	B1	8,955,000	8,939,866

			62,699,762
New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	3,000,000	3,364,590
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	7,968,009
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,860,578

			14,193,177
New York (4.0%)
Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,537,900

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	763,956

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters, LLC), 5 1/4s, 10/1/35	A3	2,000,000	2,390,140

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	2,650,000	2,737,212

NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee
Stadium — Pilot), AGO, 7s, 3/1/49	AA–	1,000,000	1,238,680

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16 (In default) †	D/P	3,465,000	3,784,230
(British Airways PLC), 5 1/4s, 12/1/32	BB	2,325,000	2,328,255
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	3,677,608
(Jetblue Airways Corp.), 5s, 5/15/20	B–	615,000	614,982

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	4,180,000	4,631,858

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	1,800,000	1,805,850

NY State Liberty Dev. Corp. Rev. Bonds
(4 World Trade Ctr., LLC), 5s, 11/15/44	A+	1,500,000	1,673,505
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,082,830
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	4,475,000	5,080,960

30	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	$1,500,000	$1,501,125

Onondaga Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba1	1,000,000	1,034,080

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,472,141

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13) (IESI
Corp.), 6 5/8s, 10/1/35	BB–	1,660,000	1,671,238

Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	3,250,000	3,255,005
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	750,000	750,945
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	945,000	976,809

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St.
John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	500,000	500,200

			47,509,509
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	1,000,000	1,129,710

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	450,000	493,736
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	792,548

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,630,725
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	2,042,880

			7,089,599
Ohio (3.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	8,480,000	7,744,021
5 3/4s, 6/1/34	B3	13,300,000	11,875,437
5 1/8s, 6/1/24	B3	2,500,000	2,316,075

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/29	A–	1,000,000	1,140,160

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	4,000,000	4,229,000

Hickory Chase, Cmnty. Auth. Infrastructure
Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38
(In default) †	D/P	1,560,000	936,000

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	1,550,000	1,720,190

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,676,142

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	4,850,000	5,222,432

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	2,225,000	2,412,412

			39,271,869

Tax-Free High Yield Fund	31

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Oklahoma (0.3%)
OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5s, 4/1/33	BB–/P	$1,070,000	$1,091,999

OK State Tpk. Auth. VRDN, Ser. F, 0.12s, 1/1/28	VMIG1	2,000,000	2,000,000

			3,091,999
Oregon (0.3%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	1,090,000	1,218,130

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,011

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	1,800,000	2,087,064

			3,307,205
Pennsylvania (4.6%)
Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	873,531
(Chatham U.), Ser. A, 5s, 9/1/35	BBB	1,000,000	1,103,960
(Chatham U.), Ser. A, 5s, 9/1/30	BBB	1,500,000	1,680,345

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	Ca	3,095,000	2,638,488

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB	3,400,000	3,667,852
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB	1,000,000	1,097,780

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	3,250,000	3,498,788

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB	1,460,000	1,598,890

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,841,659

Geisinger, Auth. VRDN (Geisinger Hlth. Syst.),
Ser. C, 0.05s, 8/1/28	VMIG1	1,300,000	1,300,000

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	3,217,410
6 3/8s, 7/1/30	BB–/P	1,375,000	1,479,761

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5 1/4s, 4/1/30	BBB+	1,530,000	1,684,882

Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	2,400,000	2,443,848

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5 1/4s, 3/1/42	BBB	1,000,000	1,080,850

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,803,920

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	1,000,000	1,170,370
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,585,542
(Edinboro U. Foundation), 5 7/8s, 7/1/38	Baa3	1,000,000	1,096,910
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	550,800

32	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	$1,655,000	$1,737,386

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. of Philadelphia)
5s, 4/1/31	Aa3	500,000	557,055
5s, 4/1/30	Aa3	1,000,000	1,118,260
5s, 4/1/29	Aa3	1,500,000	1,684,890
5s, 4/1/28	Aa3	1,460,000	1,647,303

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,720,000	1,933,607

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	5,489,822	549

Philadelphia, Hosp. & Higher Edl. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	532,753	53

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26	A1	2,000,000	2,318,000

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	3,675,000	4,125,592

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,081,000	1,092,134

			54,630,415
Puerto Rico (3.0%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6s, 7/1/39	BBB	2,515,000	2,649,854
(Pub. Impt.), Ser. A, 5 3/4s, 7/1/41	BBB	5,000,000	5,188,500

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A, 6s, 7/1/44	BBB–	6,500,000	6,692,595

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 3/4s, 7/1/36	BBB	5,000,000	5,503,000

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
NATL, zero %, 8/1/43	Aa3	20,000,000	3,713,000
zero %, 8/1/31	A+	31,000,000	11,246,180

			34,993,129
South Carolina (—%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	505,900

			505,900
South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. SD Tobacco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	A3	3,615,000	3,728,836

			3,728,836
Texas (9.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33 (In default) †	D/P	2,500,000	1,635,650
5.9s, 11/15/25 (In default) †	D/P	6,122,000	4,021,724

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	B2	4,500,000	4,520,385

Tax-Free High Yield Fund	33

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	$5,150,000	$5,908,698

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Ca	1,000,000	107,700

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/18) (Dow Chemical),
5.9s, 5/1/38	BBB	1,850,000	2,099,564

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools), 5s, 8/15/32	BBB	1,500,000	1,657,905

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. D, 5s, 11/1/38	A1	3,000,000	3,286,440

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.12s, 9/1/31	VMIG1	2,365,000	2,365,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B	500,000	501,625
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B	8,400,000	8,440,656
(Continental Airlines, Inc. Term. Project),
6 1/2s, 7/15/30	B	3,200,000	3,611,840
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B	4,985,000	5,000,154

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A
5s, 2/15/42	BBB	2,250,000	2,392,762
5s, 2/15/32	BBB	2,250,000	2,452,882

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6 3/8s, 8/15/44	BBB	2,450,000	2,837,884
6 1/4s, 8/15/39	BBB	2,375,000	2,745,833

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	7,000,000	7,654,990

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,807,352
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	3,198,510

Newark, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/32	BBB–	600,000	632,394

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/8s, 12/1/42	BBB–	2,500,000	2,706,800

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA	3,000,000	813,000

North TX, Tollway Auth. Rev. Bonds (Toll 2nd Tier),
Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,731,364

North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon
zero %, (6 1/2s, 1/1/15), 1/1/43 ††	A2	5,300,000	5,902,451

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	6,000,000	6,706,560
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	1,119,520
(Air Force Village), 6 3/8s, 11/15/44	BBB–/F	5,825,000	6,452,877

34	Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	$4,500,000	$5,369,984

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	4,500,000	5,463,494
(NTE Mobility), 6 7/8s, 12/31/39	Baa2	3,350,000	3,999,565

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A–	4,300,000	4,756,273

Uptown, Dev. Auth. Tax Increment Contract
Tax Alloc. Bonds (Infrastructure Impt. Fac.),
5 1/2s, 9/1/29	BBB	1,000,000	1,127,120

			116,028,956
Utah (0.2%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. A, 0.12s, 5/15/37	VMIG1	2,000,000	2,000,000

			2,000,000
Virginia (2.6%)
Albemarle Cnty., Econ. Dev. Auth. Res. Care Fac.
Mtge. Rev. Bonds (Westminster-Canterbury Blue
Ridge), Ser. A, 5s, 1/1/42	BB–/P	1,000,000	1,009,980

Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/31	BB–/P	1,100,000	1,128,160

Chesapeake, Toll Rd. Rev. Bonds (Sr. Trans. Syst.),
Ser. A, 5s, 7/15/47	BBB	1,000,000	1,072,300

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	1,700,000	1,735,037

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist Homes)
5s, 6/1/24	BB+/P	395,000	428,666
5s, 6/1/21	BB+/P	985,000	1,092,326

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	2,500,000	2,510,625

Lexington, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Kendal at Lexington), Ser. A,
5 1/2s, 1/1/37	B+/P	1,460,000	1,481,404

Peninsula Ports Auth. Res. Care Fac. Rev. Bonds
(VA Baptist Homes), Ser. A, 7 3/8s, 12/1/32
(Prerefunded 12/1/13)	AA+	4,000,000	4,232,560

Route 460 Funding Corp. Toll Rd. Rev. Bonds (Sr.
Lien), Ser. A, 5 1/8s, 7/1/49	Baa3	1,050,000	1,151,577

VA ST Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	2,100,000	2,447,949
(Express Lanes, LLC), 5s, 7/1/34	BBB–	2,400,000	2,519,496

VA ST Small Bus. Fin. Sr. Lien Auth. Rev. Bonds
(95 Express Lanes, LLC), 5s, 1/1/40	BBB–	1,000,000	1,038,540

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	5,100,000	6,439,770

Tax-Free High Yield Fund	35

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A,
5.3s, 1/1/35	BBB+/F	$2,000,000	$2,039,060

			30,327,450
Washington (1.6%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	B–	700,000	711,669

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,065,000	2,113,713
6 1/2s, 6/1/26	A3	4,395,000	4,567,636

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 5/8s, 10/1/40	Baa1	1,600,000	1,754,432
5 1/4s, 10/1/46	Baa1	2,000,000	2,183,560
5s, 10/1/32	Baa1	815,000	897,274

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	3,000,000	3,496,620
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	2,000,000	2,196,860
(Kadlec Regl. Med. Ctr.), 5s, 12/1/32	Baa3	750,000	808,140

			18,729,904
West Virginia (0.3%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	500,000	534,645

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,450,181

			2,984,826
Wisconsin (1.1%)
Platteville, Redev. Auth. Rev. Bonds
(UW-Platteville Real Estate), 5s, 7/1/32	BBB–	2,500,000	2,652,000

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB–	800,000	880,352
(Trans. Infrastructure Properties), 5s, 7/1/42	BBB–	3,500,000	3,646,474

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,572,899
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	1,168,760
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,532,200

			13,452,685

Total municipal bonds and notes (cost $1,051,874,094)			$1,155,385,090

PREFERRED STOCKS (1.4%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd.		6,000,000	$6,000,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7.50% cum. pfd.		4,673,038	4,674,767

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		6,000,000	5,700,660

Total preferred stocks (cost $16,673,038)			$16,375,427

36	Tax-Free High Yield Fund

COMMON STOCKS (0.1%)*	Shares	Value

CMS Liquidating 144A	400	$1,280,000

Tembec, Inc. (Canada) †	10,751	31,690

Total common stocks (cost $9,284,089)		$1,311,690

TOTAL INVESTMENTS

Total investments (cost $1,077,831,221)		$1,173,072,207

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,180,409,164.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	30.5%
Transportation	12.1
Education	11.8

Tax-Free High Yield Fund	37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$31,690	$—	$—

Health care	—	1,280,000	—

Total common stocks	31,690	1,280,000	—

Municipal bonds and notes	$—	$1,155,385,090	$—

Preferred stocks	—	16,375,427	—

Totals by level	$31,690	$1,173,040,517	$—

The accompanying notes are an integral part of these financial statements.

38	Tax-Free High Yield Fund

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,077,831,221)	$1,173,072,207

Cash	641,321

Interest and other receivables	12,903,008

Receivable for shares of the fund sold	2,035,494

Receivable for investments sold	2,982,358

Total assets	1,191,634,388

LIABILITIES

Payable for investments purchased	7,345,840

Payable for shares of the fund repurchased	1,612,310

Payable for compensation of Manager (Note 2)	481,083

Payable for custodian fees (Note 2)	5,791

Payable for investor servicing fees (Note 2)	44,211

Payable for Trustee compensation and expenses (Note 2)	339,511

Payable for administrative services (Note 2)	11,805

Payable for distribution fees (Note 2)	273,324

Distributions payable to shareholders	1,028,058

Other accrued expenses	83,291

Total liabilities	11,225,224

Net assets	$1,180,409,164

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,213,445,536

Undistributed net investment income (Note 1)	3,618,918

Accumulated net realized loss on investments (Note 1)	(131,896,276)

Net unrealized appreciation of investments	95,240,986

Total — Representing net assets applicable to capital shares outstanding	$1,180,409,164

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($963,426,583 divided by 75,060,455 shares)	$12.84

Offering price per class A share (100/96.00 of $12.84)*	$13.38

Net asset value and offering price per class B share ($14,766,853 divided by 1,148,528 shares)**	$12.86

Net asset value and offering price per class C share ($80,770,571 divided by 6,280,983 shares)**	$12.86

Net asset value and redemption price per class M share ($9,510,473 divided by 740,898 shares)	$12.84

Offering price per class M share (100/96.75 of $12.84)†	$13.27

Net asset value, offering price and redemption price per class Y share
($111,934,684 divided by 8,696,704 shares)	$12.87

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund	39

Statement of operations Six months ended 1/31/13 (Unaudited)

INTEREST INCOME	$31,482,101

EXPENSES

Compensation of Manager (Note 2)	$2,950,315

Investor servicing fees (Note 2)	257,217

Custodian fees (Note 2)	7,803

Trustee compensation and expenses (Note 2)	63,880

Distribution fees (Note 2)	1,654,574

Administrative services (Note 2)	20,970

Other	157,375

Total expenses	5,112,134

Expense reduction (Note 2)	(1,119)

Net expenses	5,111,015

Net investment income	26,371,086

Net realized gain on investments (Notes 1 and 3)	2,185,993

Net unrealized appreciation of investments during the period	13,788,099

Net gain on investments	15,974,092

Net increase in net assets resulting from operations	$42,345,178

The accompanying notes are an integral part of these financial statements.

40	Tax-Free High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$26,371,086	$51,863,671

Net realized gain (loss) on investments	2,185,993	(12,008,693)

Net unrealized appreciation of investments	13,788,099	108,752,117

Net increase in net assets resulting from operations	42,345,178	148,607,095

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(624,172)	(525,053)

Class B	(9,408)	(6,866)

Class C	(52,212)	(28,040)

Class M	(6,422)	(5,180)

Class Y	(71,461)	(36,701)

From tax-exempt net investment income
Class A	(21,329,353)	(44,401,079)

Class B	(253,466)	(517,062)

Class C	(1,333,664)	(2,087,782)

Class M	(193,684)	(412,336)

Class Y	(2,396,280)	(3,702,483)

Increase in capital from settlement payments	—	2,171

Redemption fees (Note 1)	5,289	4,041

Increase (decrease) from capital share transactions (Note 4)	(41,571,087)	126,584,666

Total increase (decrease) in net assets	(25,490,742)	223,475,391

NET ASSETS

Beginning of period	1,205,899,906	982,424,515

End of period (including undistributed net investment
income of $3,618,918 and $3,517,954, respectively)	$1,180,409,164	$1,205,899,906

* Unaudited

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees [a]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2013**	$12.66	.28	.18	.46	(.28)	(.28)	—	—	$12.84	3.67*	$963,427	.40*	2.20*	10*
July 31, 2012	11.56	.60	1.10	1.70	(.60)	(.60)	—	— [d]	12.66	15.03	1,008,921.81		4.94	13
July 31, 2011	11.77	.65	(.23)	.42	(.63)	(.63)	—	— [e]	11.56	3.79	862,832.80		5.74	14
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	—	— [f]	11.77	19.64	908,190.83		5.71	23
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	—	—	10.39	(7.15)	806,921	.83 [g]	6.31 [g]	16
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	—	—	11.93	(2.57)	1,049,449	.82 [g]	5.14 [g]	46

Class B
January 31, 2013**	$12.68	.24	.18	.42	(.24)	(.24)	—	—	$12.86	3.36*	$14,767	.71*	1.89*	10*
July 31, 2012	11.58	.52	1.10	1.62	(.52)	(.52)	—	— [d]	12.68	14.33	13,768	1.43	4.32	13
July 31, 2011	11.79	.58	(.23)	.35	(.56)	(.56)	—	— [e]	11.58	3.20	11,987	1.42	5.09	14
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	—	— [f]	11.79	18.99	21,822	1.45	5.12	23
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	—	—	10.40	(7.76)	32,843	1.46 [g]	5.65 [g]	16
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	—	—	11.94	(3.25)	64,075	1.45 [g]	4.49 [g]	46

Class C
January 31, 2013**	$12.69	.23	.17	.40	(.23)	(.23)	—	—	$12.86	3.17*	$80,771	.79*	1.82*	10*
July 31, 2012	11.58	.50	1.11	1.61	(.50)	(.50)	—	— [d]	12.69	14.24	70,823	1.58	4.13	13
July 31, 2011	11.79	.57	(.23)	.34	(.55)	(.55)	—	— [e]	11.58	2.99	40,797	1.57	4.98	14
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	—	— [f]	11.79	18.83	36,864	1.60	4.92	23
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	—	—	10.40	(7.78)	21,010	1.61 [g]	5.56 [g]	16
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	—	—	11.93	(3.27)	19,022	1.60 [g]	4.36 [g]	46

Class M
January 31, 2013**	$12.66	.26	.18	.44	(.26)	(.26)	—	—	$12.84	3.52*	$9,510	.54*	2.07*	10*
July 31, 2012	11.57	.56	1.09	1.65	(.56)	(.56)	—	— [d]	12.66	14.68	9,357	1.08	4.68	13
July 31, 2011	11.77	.62	(.22)	.40	(.60)	(.60)	—	— [e]	11.57	3.61	8,544	1.07	5.47	14
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	—	— [f]	11.77	19.32	9,549	1.10	5.44	23
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	—	—	10.39	(7.35)	7,781	1.11 [g]	6.02 [g]	16
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	—	—	11.92	(2.89)	10,204	1.10 [g]	4.85 [g]	46

Class Y
January 31, 2013**	$12.70	.30	.17	.47	(.30)	(.30)	—	—	$12.87	3.70*	$111,935	.29*	2.32*	10*
July 31, 2012	11.59	.62	1.11	1.73	(.62)	(.62)	—	— [d]	12.70	15.38	103,030.58		5.11	13
July 31, 2011	11.79	.68	(.22)	.46	(.66)	(.66)	—	— [e]	11.59	4.17	58,265.57		5.98	14
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	—	— [f]	11.79	20.01	38,287.60		5.85	23
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	—	—	10.40	(6.88)	4,340	.61 [g]	6.57 [g]	16
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	—	—	11.93	(1.41)*	167	.35 [g]*	3.21 [g]*	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	Tax-Free High Yield Fund	Tax-Free High Yield Fund	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.02%

July 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

44	Tax-Free High Yield Fund

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

Tax-Free High Yield Fund	45

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2012, the fund had a capital loss carryover of $123,907,651 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$ —	$16,840,197	$16,840,197	*

36,670,752	N/A	36,670,752	July 31, 2013

4,270,473	N/A	4,270,473	July 31, 2016

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

46	Tax-Free High Yield Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $11,320,887 recognized during the period between November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

The aggregate identified cost on a tax basis is $1,076,536,639, resulting in gross unrealized appreciation and depreciation of $123,826,012 and $27,290,444, respectively, or net unrealized appreciation of $96,535,568.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion, and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$212,950	Class M	2,066

Class B	2,977	Class Y	22,836

Class C	16,388	Total	$257,217

Tax-Free High Yield Fund	47

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,119 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $960, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,183,679	Class M	24,400

Class B	59,760	Total	$1,654,574

Class C	386,735

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,001 and $748 from the sale of class A and class M shares, respectively, and received $1,779 and $3,297 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,133 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $119,132,718 and $136,904,945, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

48	Tax-Free High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,628,874	$59,142,080	13,475,495	$164,363,459

Shares issued in connection with
reinvestment of distributions	1,304,101	16,659,190	2,773,421	33,466,495

	5,932,975	75,801,270	16,248,916	197,829,954

Shares repurchased	(10,539,628)	(134,597,418)	(11,189,820)	(134,847,793)

Net increase (decrease)	(4,606,653)	$(58,796,148)	5,059,096	$62,982,161

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	170,154	$2,176,157	346,505	$4,210,579

Shares issued in connection with
reinvestment of distributions	16,520	211,374	30,843	373,096

	186,674	2,387,531	377,348	4,583,675

Shares repurchased	(123,548)	(1,578,891)	(326,840)	(3,914,051)

Net increase	63,126	$808,640	50,508	$669,624

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,296,635	$16,565,702	2,462,381	$30,038,688

Shares issued in connection with
reinvestment of distributions	59,669	763,956	92,413	1,121,650

	1,356,304	17,329,658	2,554,794	31,160,338

Shares repurchased	(657,721)	(8,416,370)	(494,619)	(5,966,960)

Net increase	698,583	$8,913,288	2,060,175	$25,193,378

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	59,033	$750,201	69,816	$844,356

Shares issued in connection with
reinvestment of distributions	14,262	182,203	28,973	349,430

	73,295	932,404	98,789	1,193,786

Shares repurchased	(71,202)	(910,446)	(98,745)	(1,189,530)

Net increase	2,093	$21,958	44	$4,256

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,983,706	$25,395,850	6,230,188	$75,471,820

Shares issued in connection with
reinvestment of distributions	72,338	927,343	62,102	759,493

	2,056,044	26,323,193	6,292,290	76,231,313

Shares repurchased	(1,473,040)	(18,842,018)	(3,205,714)	(38,496,066)

Net increase	583,004	$7,481,175	3,086,576	$37,735,247

Tax-Free High Yield Fund	49

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 6: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

50	Tax-Free High Yield Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-Free High Yield Fund	51

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52	Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA042
279419 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013